                                                                   Exhibit 32(a)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the Form 10-KSB of CommerceFirst Bancorp, Inc. for the year ended December 31, 2005, I, Richard J. Morgan, President and Chief Executive Officer of CommerceFirst Bancorp, Inc., hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-KSB for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such, fairly presents such Form 10-KSB for the year ended December 31, 2005, in all material respects, the financial condition and results of operations of CommerceFirst Bancorp, Inc.



 /s/ Richard J. Morgan
-------------------------------------
Richard J. Morgan
President and Chief Executive Officer